Exhibit 10.33
THIRD AMENDMENT TO
THE AMENDED AND RESTATED
EMPLOYMENT AGREEMENT
This THIRD AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into this 23rd day of February, 2026, between CNO Financial Group, Inc., a Delaware corporation (the “Company”), and Gary C. Bhojwani (“Executive”).
Recitals
A.The Company and Executive entered into an Amended and Restated Employment Agreement dated as of August 6, 2019 (the “Agreement”).
B.The Company and Executive entered into an Amendment to the Agreement dated as of November 12, 2020 and a Second Amendment to the Agreement dated as of November 10, 2023.
C.The Company and Executive desire to further amend the Agreement, as amended, to make the change set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged:
1.Section 5(b) of the Agreement is hereby amended solely to change “320% of Executive’s Base Salary” in the first sentence to “200% of the Target Bonus.” All other provisions of Section 5(b) of the Agreement shall remain unchanged.
2.All provisions of the Agreement not amended hereby shall remain in full force and effect.
[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties have executed this Third Amendment to the Employment Agreement as of the date first above written.
CNO FINANCIAL GROUP, INC.
By:     /s/ Yvonne K. Franzese
Yvonne K. Franzese
Chief Human Resources Officer
/s/ Gary C. Bhojwani
Gary C. Bhojwani